Exhibit 10.1

AMENDMENT N° 20

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

PREAMBLE

This Amendment N° 20 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System, as amended, (the “Contract”) is entered into on this 07th day of July, 2014 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser and Contractor have engaged in discussions relating to changes the Parties would like to incorporate in the Contract to modify certain Milestones.

WHEREAS, the Parties now desire to amend Exhibit B and Exhibit D of the Contract, in accordance with the terms and conditions provided for in this Amendment.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1:    Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2:    Article 5.2 of the Contract is hereby deleted and replaced in its entirety by the following solely for the payment of Milestones 115, 117, 118 and 120 set forth in Exhibit D of the Contract.

“The payment of Milestones [***] and [***] set forth in Exhibit D of the Contract (the “[***] Milestones”), due from Purchaser upon the achievement of the conditions set forth in Article 5.1.2 of the Contract with respect to such Milestones, shall be made [***].

Notwithstanding the foregoing, in the event that the [***] Milestones have been successfully completed and Purchaser is in default of its payment obligations under the Contract as notified by Contractor to Purchaser during the period after completion of the [***] Milestones but prior to [***], payment of the [***] Milestones shall become immediately due and payable by Purchaser.

For the avoidance of doubt, the invoices for the [***] Milestones will be issued by the Contractor upon successful completion of such Milestones in accordance with Article 5.1.2 and will be unconditional and irrevocable.

Any payment due by Purchaser shall be deemed to have been made when the Contractor’s bank account has been credited of the amount of such payment.

If any payment would otherwise be due under this Contract on a Day that is not a Business Day, such payment shall be due on the succeeding Business Day.”

Article 3:    Articles 22.2.1 and 22.2.2 are hereby deleted and replaced in their entirety by the following solely for the payment of Milestones [***] and [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy       Iridium / Thales Alenia Space Confidential & Proprietary

“22.2.1 [***]

If Purchaser fails to make any Milestone payment in accordance with the requirements of Article 5, Contractor shall notify Purchaser in writing of such failure and shall be entitled to [***] by written notice sent to Purchaser and the provisions of Article [***] shall apply.”

Article 4:    The Parties hereby agree to amend the SOW by revising, as applicable, the current Milestone Success Criteria applicable to the Milestones listed below with the following Milestone Success Criteria.

[***]

Article 5:    [***] set forth in the Payment Plan are hereby deleted and replaced in their entirety by the following payment amounts.

[***]

Article 6:    The effective date of this Amendment shall be the date when all of the following conditions have been fulfilled (with respect to (B) below, as confirmed in writing by Purchaser to Contractor promptly upon occurrence):

(A)	Signature of the Amendment by both Parties; and

(B)	Notification of Contractor by Purchaser that Purchaser has received the written consent of the COFACE Agent under its COFACE Facility Agreement, dated as of October 4, 2010, as amended by the Supplemental Agreement dated as of August 1, 2012, to this Amendment.

Article 7:    This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 8:   All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ S. Scott Smith	/s/ Bertrand Maureau
S. Scott Smith	Bertrand Maureau
Chief Operating Officer	Vice President
Telecommunications Business Line

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy       Iridium / Thales Alenia Space Confidential & Proprietary